UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.20549


                          FORM 8-K
                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
          THE SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)
                     December 27, 2002


            AEI NET LEASE INCOME & GROWTH FUND XX
                     LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
(State or other Jurisdiction of Incorporation or Organization)




           0-23778                      41-1729121
   (Commission File Number)          (I.R.S. Employer
                                      Identification No.)


    1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
              (Address of Principal Executive Offices)


                           (651) 227-7333
        (Registrant's telephone number, including area code)


    Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

    On December  27, 2002, the Partnership sold  Denny's
restaurants  in Burleson,  Texas  and Grapevine, Texas
to  an   unrelated   third  party.   The  Partnership
receive d   net proceeds  of   approximately $1,750,000,
which resulted  in  a net gain of approximately $59,000.


Item 7.   Financial Statements and Exhibits.

              (a)  A  limited  number of proforma
                   adjustments  are  required  to  illustrate  the
                   effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

                   Assuming the Partnership had sold the property on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $2,048,236 and its Current Assets
                   (cash) would have increased by $1,750,000 and Partner's Capital would have decreased by $298,236.

                   The Total Income for the Partnership would have decreased from $2,032,760 to $1,920,911 for the year ended December 31, 2001 and from $1,439,400 to $1,420,045 for the nine months ended September 30, 2002 if the Partnership had not owned the property during the periods.

                   Depreciation Expense would have decreased by $41,442 and $31,081 for the year ended
                   December 31, 2001 and the nine months ended September 30, 2002, respectively.

                   Real   Estate  Impairment  Expense  would  have
                   decreased  by  $276,640 the nine  months  ended
                   September 30, 2002.

                   Partnership Administration and Property Management Expense would have decreased by $6,086 and $115,000 for the year ended
                   December 31, 2001 and the nine months ended September 30, 2002, respectively.

                   The net effect of these proforma adjustments would have caused Net Income to decrease from $952,183 to $887,862 and to increase from $1,247,748 to $1,651,114 would have resulted in Net Income of $36.55 and $71.93 per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

(b)Exhibits

   Exhibit  10.1 - Purchase  agreement
                   dated October 31, 2002 between  the
                   Partnership,    and     Continental
                   Foods,   Inc.   relating   to   the
                   property   at  868  N.E.   Alslbury
                   Boulevard,     Burleson,     Texas.
                   (incorporated   by   reference   to
                   Exhibit  10.2 of form 10-QSB  filed
                   November 1, 2002).


   Exhibit  10.2 - Purchase  agreement
                   dated October 31, 2002 between  the
                   Partnership,    and     Continental
                   Foods,   Inc.   relating   to   the
                   property  at  1505 William  D  Tate
                   Boulevard,    Grapevine,     Texas.
                   (incorporated   by   reference   to
                   Exhibit  10.3 of Form 10-QSB  filed
                   November 1, 2002).



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI NET LEASE INCOME & GROWTH
                              FUND XX LIMITED PARTNERSHIP


                               By:  AEI Fund Management  XX, Inc.
                                    Its: Managing  General Partner
Date:  January 2, 2003


                                    /s/ Mark E. Larson
                               By:  Mark E. Larson
                                    Its Chief Financial Officer